                                                                     EXHIBIT 4.4

NUMBER                                                      SHARES
GP-
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE                            NO PAR VALUE
IN ATLANTA, GA OR NEW YORK, NY                              COMMON STOCK


                             GLOBAL PAYMENTS INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS IS TO CERTIFY THAT                      CUSIP  37940x 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



is the owner of


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Global Payments Inc. transferable on the books of said Company in person or by Attorney, on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the seal of said Company and the signatures of its duly authorized officers.

     Dated

/s/ Paul R. Garcia                           [GLOBAL PAYMENTS INC      /s/ Suellyn P. Tornay
President and Chief Executive Officer          CORPORATE SEAL]         Secretary

COUNTERSIGNED AND REGISTERED:         SUNTRUST BANK ATLANTA
                                      TRANSFER AGENT AND REGISTRAR

                                      ___________________________
                                           Authorized Officer

                             GLOBAL PAYMENTS INC.

     The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to the office of the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT-_________Custodian__________
TEN ENT - as tenants by the entireties                                (Cust)            (Minor)
JT TEN  - as joint tenants with right of                           under Uniform Gifts to Minors
          survivorship and not as tenants                          Act__________________________
           in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE /______________________/

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

_________________________________________________________________________shares of the capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_________________________


                    ____________________________________________________________
                    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


  SIGNATURE(S) GUARANTEED:


_____________________________________        ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED        NOTICE: THE SIGNATURE(S) ON
BY AN THIS ELIGIBLE GUARANTOR                ASSIGNMENT MUST CORRESPOND
INSTITUTION AS DEFINED IN RULE               WITH THE NAME(S) AS WRITTEN
17Ad-15 UNDER THE SECURITIES EXCHANGE        UPON THE FACE OF THE CERTIFICATE
ACT OF 1934, AS AMENDED                      ON EVERY PARTICULAR, WITHOUT
                                             ALTERATION OR ENLARGEMENT,
                                             OR ANY CHANGE WHATEVER.

LEGEND: Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement (as such may be amended from time to time, the "Rights Agreement"), between Global Payments Inc. (the "Company") and SunTrust Bank, Atlanta, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor.